Exhibit 10.12

EXECUTION VERSION

EIGHTH AMENDMENT TO
REVOLVING CREDIT AND SECURITY AGREEMENT

This Eighth Amendment to Revolving Credit and Security Agreement (this “Amendment”) is made as of this 18th day of November, 2016, by and among TRG CUSTOMER SOLUTIONS, INC. d/b/a IBEX Global Solutions (“IBEX”, together with any Person joined to the Loan Agreement as a borrower, collectively the “Borrowers”), the financial institutions which are now or which hereafter become party to the Loan Agreement as lenders (collectively, the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”) and as a Lender.

BACKGROUND

A.            On November 8, 2013, Borrowers, Lenders and PNC as a Lender and as Agent entered into that certain Revolving Credit and Security Agreement (as same has been or may be amended, restated, modified, renewed, extended, replaced or substituted from time to time, the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

B.            Holdings and India Bidco Limited, a Bermuda corporation (“Bidco”) have reached a cash offer agreement, pursuant to which Bidco shall seek to acquire all of the outstanding Equity Interests of Holdings (other than the Equity Interests owned by The Resource Group International Limited, a Bermuda corporation (“TRGI”)). In the event that Bidco and TRGI acquire, collectively, not less than seventy-five percent (75%) of the outstanding Equity Interests of Holdings, Bidco and TRGI shall seek to delist the Equity Interests from the London Stock Exchange (the “Delisting”).

C.            Borrowers have requested that Agent and Lenders modify certain definitions, terms and conditions in the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

Section 1               Amendments to Loan Agreement. On the Effective Date (as defined below):

(a)           New Definitions. The following defined terms shall be added to Section 1.2 of the Loan Agreement in the proper alphabetical order:

“Eighth Amendment” shall mean that certain Eighth Amendment to Revolving Credit and Security Agreement, dated as of the Eighth Amendment Date, by and among Borrowers, Lenders and Agent.

“Eighth Amendment Date” shall mean November 18, 2016.

“Eighth Amendment Effective Date” shall mean the “Effective Date” as defined in the Eighth Amendment.

(b)           Definitions. The following defined term contained in Section 1.2 of the Loan Agreement shall be amended and restated in its entirety as follows:

“Change of Control” shall mean (a) the occurrence of any event (whether in one or more transactions) which results in Holdings failing to own ninety nine percent (99%) of the Equity Interests (on a fully diluted basis) of TRG Philippines Inc., IBEX Global Solutions Nicaragua SA, IBEX Global St. Lucia Limited or any other Subsidiary providing services that are material to any Borrower’s operations or business, (b) the occurrence of any event (whether in one or more transactions) which results in IBEX Global St. Lucia Limited failing to own one hundred percent (100%) of the Equity Interests (on a fully diluted basis) of IBEX Global Jamaica Limited or (c) the occurrence of any event (whether in one or more transactions) which results in Holdings failing to own one hundred percent (100%) of the Equity Interests (on a fully diluted basis) of any Borrower.

Section 2               Representations, Warranties and Covenants of Borrowers

Each Borrower hereby represents and warrants to and covenants with the Agent and the Lenders that:

(a)           such Borrower reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the Other Documents (as described and defined in the Loan Agreement) and confirms that after giving effect to this Amendment all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date);

(b)           such Borrower reaffirms all of the covenants contained in the Loan Agreement (as amended hereby) (including without limitation, all covenants to pay fees, costs and expenses contained therein), covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Loan Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders (other than contingent indemnification obligations which survive termination of the Loan Agreement);

(c)           no Default or Event of Default has occurred and is continuing under the Loan Agreement or the Other Documents (as described and defined in the Loan Agreement);

(d)           such Borrower has the authority and legal right to execute, deliver and carry out the terms of this Amendment and the Notes (as defined below), that such actions were duly authorized by all necessary limited liability company or corporate action, as applicable, and that the officer executing this Amendment and the Notes on its behalf was similarly authorized and empowered, and that this Amendment and the Notes does not contravene any provisions of its certificate of incorporation or formation, operating agreement, bylaws, or other formation documents, as applicable, or of any material contract or agreement to which it is a party or by which any of its properties are bound; and

(e)           this Amendment, the Notes, and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

Section 3               Conditions Precedent/Effectiveness Conditions

This Amendment shall be effective upon the date of satisfaction of all of the following conditions precedent (the “Effective Date”):

(a)           Agent shall have received this Amendment fully executed by the Borrowers;

(b)           Agent shall have received an incumbency certificate for each Borrower identifying all authorized officers with specimen signatures, certified by the Secretary of such Borrower;

(c)           Agent shall have received reasonably satisfactory evidence that the Delisting shall be consummated; and

(d)           No Default or Event of Default shall have occurred and be continuing under the Loan Agreement.

Section 4               Further Assurances

Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

Section 5               Payment of Expenses

Borrowers shall pay or reimburse Agent and Lenders for their reasonable fees of external counsel and other expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

Section 6               Reaffirmation of Loan Agreement

Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, are hereby reaffirmed and shall continue in full force and effect as therein written.

Section 7               Miscellaneous

(a)           Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)           Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)           Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)           Governing Law. The terms and conditions of this Amendment shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by the laws of the State of New York without regard to any conflicts of laws principles.

(e)           Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or pdf transmission shall be deemed to be an original signature hereto.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:

TRG CUSTOMER SOLUTIONS, INC. d/b/a IBEX Global Solutions

By:	/s/ Robert T. Dechant
Robert T. Dechant
Chief Executive Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION
as Lender and as Agent

By:	/s/ Jacqueline MacKenzie
Jacqueline MacKenzie, Vice President

Revolving Commitment Percentage: 100%
Equipment Loan Commitment Percentage: 100%
Term Loan Commitment Percentage: 100%
Revolving Commitment Amount: $40,000,000
Equipment Loan Commitment Amount: $3,000,000
Term Loan Commitment Amount: $16,000,000

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]